UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2011

United American Petroleum Corp.
 (Exact name of registrant as specified in Charter)

Nevada (State or other jurisdiction of incorporation)	000-51465 (Commission File Number)	20-1904354 (IRS Employer Identification No.)

9600 Great Hills Trail, Suite 150W, Austin, TX	78759
(Address of principal executive offices)	(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On November 4, 2011, United American Petroleum Corp., a Nevada corporation, (the “Registrant”), filed its Current Report on Form 8-K (“Original Report”) in connection with the completion on November 4, 2011 of the acquisition of a 75% working interest in an oil and gas lease in Frio County, Texas (the “Acquisition”).  The Registrant is filing this Amendment No. 1 to the Original Report (this “Amendment”) to amend and supplement the Original Report to provide (i) the audited financial statements for the Acquisition, as required by Item 9.01 of Form 8-K and (ii) the unaudited pro forma financial information of the Registrant, as required by Item 9.01 of Form 8-K.  No other modifications to the Original Report are being made by this Amendment.

Item 1.01.  Entry into a Material Definitive Agreement.

On November 4, 2011, United American Petroleum Corp. (the “Registrant”) entered into and closed an Agreement (the “Purchase Agreement”) with Alamo Energy Corp., a Nevada corporation (“Alamo”) pursuant to which the Registrant acquired a 75% working interest in an oil and gas lease (“Lozano Lease”) totaling approximately 110 gross acres located in Frio County, Texas and all wellbores (“Wells”) and personal property related thereto for the total purchase price of $160,000. The Purchase Agreement also provides that Alamo shall retain all sales proceeds attributable to the sales of oil and gas produced from the Wells prior to October 1, 2011, and the Registrant shall have the right to all sales of oil and gas produced from the Wells after October 1, 2011.

This brief description of the Purchase Agreement is only a summary of the material terms and is qualified in its entirety by reference to the full text of the form of the Purchase Agreement as attached to this Current Report on Form 8-K as Exhibit 10.1.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On November 4, 2011, the Registrant acquired from Alamo a 75% working interest in the Lozano Lease, which totals approximately 110 gross acres located in Frio County, Texas and the Wells and personal property related thereto pursuant to the Purchase Agreement as referenced in Item 1.01 of this Current Report, which disclosure is hereby incorporated by reference.  As a result of the Purchase Agreement, the Registrant owns 100% working interest in the Lozano Lease, which is a currently producing asset with three wells with proven reserves.

Item 7.01 Regulation FD Disclosure.

On November 8, 2011, the Registrant intends to issue a press release to announce that the Registrant acquired certain oil and gas interests pursuant to the Purchase Agreement.  A copy of the release is attached as Exhibit 99.1.

Item 9.01.  Exhibits.

(a) Financial statements of businesses acquired.

The following financial statements are set forth below:

The unaudited Statement of Revenue and Direct Operating Expenses of Properties Acquired by the Registrant for the nine months ended September 30, 2011, and Notes to Historical Summaries of Revenue and Direct Operating Expenses of Properties Acquired by the Registrant for the nine months ended September 30, 2011.

The audited Statement of Revenue and Direct Operating Expenses of Properties Acquired by the Registrant for the year ended December 31, 2010, and Notes to Historical Summaries of Revenue and Direct Operating Expenses of Properties Acquired by the Registrant for the year ended December 31, 2010.

STATEMENT OF REVENUE AND DIRECT OPERATING EXPENSES OF PROPERTIES ACQUIRED BY
UNITED AMERICAN PETROLEUM CORP.
FOR THE PERIOD ENDED SEPTEMBER 30, 2011
(UNAUDITED)

FOR THE PERIOD ENDED SEPTEMBER 30, 2011
Oil sales	$80,819
Direct operating Expenses	33,356
Net revenue	$47,463

See notes to historical summaries.

Notes to Historical Summaries of Revenue and Direct Operating Expenses of Properties Acquired by United American Petroleum Corp. for the Period Ended September 30, 2011

Note 1: Basis of Preparation

United American Petroleum Corp. (“United,” the “Company,” “we,” “us” or “our”) is an independent energy company engaged in the exploration, development, production and acquisition of oil and gas properties. We focus on finding and developing oil and natural gas reserves located in Texas.

The accompanying statement of revenue and direct operating expenses relate to the operations of oil and gas properties in our Lozano lease, which is a currently producing asset with three wells.  The Lozano lease covers approximately 110 gross acres and is located in Frio County, Texas.  On November 4, 2011we acquired a 75% working interest in Lozano for $160,000.  As a result of the Asset Purchase Agreement, United has a 100% working interest in the Lozano Lease.

We were not the operator of the properties prior to the Working Interest Acquisition. The accompanying statement of revenue and direct operating expenses was derived from the historical accounting records of the Seller and reflects the acquired interest in the revenue and direct operating expenses of the Working Interest Acquisition. The statement does not include depreciation, depletion and amortization, general and administrative expenses, income taxes or interest expense, as these costs are not readily determinable. The statement is not indicative of the financial condition or results of operations of the Working Interest Acquisition Properties due to potential changes in the business and the omission of certain operating expenses as described above.

Historical financial statements reflecting financial position, results of operations and cash flows required by GAAP are not presented, as such information is not readily determinable and is not meaningful to the Working Interest Acquisition for the period ended September 30, 2011. Accordingly, the historical summaries of revenue and direct operating expenses are presented in lieu of the financial statements required under Rule 3-05 of the Securities and Exchange Commission Regulation S-X.

Note 2: Summary of significant accounting policies

Use of Estimates

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the respective reporting periods. We base our estimates and judgments on historical experience and on various other assumptions and information that we believe to be reasonable under the circumstances. Estimates and assumptions about future events and their effects cannot be perceived with certainty and, accordingly, these estimates may change as new events occur, as more experience is acquired, as additional information is obtained and as our operating environment changes.

Significant areas requiring management’s estimates and assumptions include estimates used in the determination of oil and natural gas proved reserve quantities.  Oil and natural gas proved reserve quantities which form the basis for the calculation of amortization of oil and natural gas properties and for asset impairment tests. Management emphasizes that reserve estimates are inherently imprecise and that estimates of more recent reserve discoveries are more imprecise than those for properties with long production histories. Actual results may differ from the estimates and assumptions used in the preparation of our financial statements.

Revenue Recognition

We recognize revenue when persuasive evidence of an arrangement exists, services have been rendered, the sales price is fixed or determinable, and collectability is reasonably assured. We follow the “sales method” of accounting for oil and natural gas revenue, so we recognize revenue on all natural gas or crude oil sold to purchasers, regardless of whether the sales are proportionate to our ownership in the property. Actual sales of gas are based on sales, net of the associated volume charges for processing fees and for costs associated with delivery, transportation, marketing, and royalties in accordance with industry standards. Operating costs and taxes are recognized in the same period in which revenue is earned.

For the period ended September 30, 2011, oil production was sold to one independent purchaser.

Direct operating expenses

Direct operating expenses are recognized when incurred and consist of operating expenses directly related to revenue producing activities of the Properties.  Direct operating expenses consist of all costs relating to production activities, and do not include accretion of an asset retirement obligation, and depreciation, depletion and amortization.  Direct operating expenses include hurricane repair and work over expenses, as discussed below.

Note 3: Contingencies and commitments

Legal

We are subject to legal proceedings, claims and liabilities which arise in the ordinary course of business. We accrue for losses associated with legal claims when such losses are probable and can be reasonably estimated. These accruals are adjusted as additional information becomes available or circumstances change. Legal fees are charged to expense as they are incurred.

Environmental

We accrue for losses associated with environmental remediation obligations when such losses are probable and can be reasonably estimated. These accruals are adjusted as additional information becomes available or circumstances change. Costs of future expenditures for environmental remediation obligations are not discounted to their present value. Recoveries of environmental remediation costs from other parties are recorded at their undiscounted value as assets when their receipt is deemed probable.

Note 4: Excluded Costs

During the periods presented, the Properties were not accounted for or operated as a stand-alone entity and separate financial statements of the Properties were not prepared. The Seller did not allocate indirect general and administrative expenses, interest, income taxes, and other indirect expenses to the Properties and thus such costs have been excluded from the accompanying statements. In addition, any allocation of such indirect expenses may not be indicative of costs which would have been incurred by the Properties on a stand-alone basis.

Also, depreciation, depletion, and amortization have been excluded from the accompanying statements of revenues and direct operating expenses as such amounts would not be indicative of the depletion calculated on the Properties on a stand-alone basis.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of
United American Petroleum Corp.
Austin, Texas

We have audited the accompanying statement of revenue and direct operating expenses of Lozano properties acquired by United American Petroleum Corp., for the year ended December 31, 2010. This statement is the responsibility of the management of United American Petroleum Corp. Our responsibility is to express an opinion on the statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the historical summaries are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the historical summaries. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall historical summaries presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 1 and is not intended to be a complete financial presentation of the properties described above.

In our opinion, the statement referred to above present fairly, in all material respects, the revenues and direct operating expenses of the properties acquired by United American Petroleum Corp. for the year ended December 31, 2010, in conformity with accounting principles generally accepted in the United States of America.

/s/ MaloneBailey, LLP
www.malonebailey.com
Houston, Texas

January 17, 2012

STATEMENT OF REVENUE AND DIRECT OPERATING EXPENSES OF PROPERTIES ACQUIRED BY
UNITED AMERICAN PETROLEUM CORP.
FOR THE YEAR ENDED DECEMBER 31, 2010

FOR THE YEAR ENDED DECEMBER 31, 2010
Oil sales	$146,904
Direct operating Expenses	42,732
Net revenue	$104,172

See notes to historical summaries.

Notes to Historical Summaries of Revenue and Direct Operating Expenses of Properties Acquired by United American Petroleum Corp. for the Year Ended December 31, 2010

Note 1: Basis of Preparation

United American Petroleum Corp. (“United,” the “Company,” “we,” “us” or “our”) is an independent energy company engaged in the exploration, development, production and acquisition of oil and gas properties. We focus on finding and developing oil and natural gas reserves located in Texas.

The accompanying statement of revenue and direct operating expenses relate to the operations of oil and gas properties in our Lozano lease, which is a currently producing asset with three wells.  The Lozano lease covers approximately 110 gross acres and is located in Frio County, Texas.  On November 4, 2011we acquired a 75% working interest in Lozano for $160,000.  As a result of the Asset Purchase Agreement, United has a 100% working interest in the Lozano Lease.

We were not the operator of the properties prior to the Working Interest Acquisition. The accompanying statement of revenue and direct operating expenses was derived from the historical accounting records of the Seller and reflects the acquired interest in the revenue and direct operating expenses of the Working Interest Acquisition. The statement does not include depreciation, depletion and amortization, general and administrative expenses, income taxes or interest expense, as these costs are not readily determinable. The statement is not indicative of the financial condition or results of operations of the Working Interest Acquisition Properties due to potential changes in the business and the omission of certain operating expenses as described above.

Historical financial statements reflecting financial position, results of operations and cash flows required by GAAP are not presented, as such information is not readily determinable and is not meaningful to the Working Interest Acquisition for the year ended December 31, 2010. Accordingly, the historical summaries of revenue and direct operating expenses are presented in lieu of the financial statements required under Rule 3-05 of the Securities and Exchange Commission Regulation S-X.

Note 2: Summary of significant accounting policies

Use of Estimates

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the respective reporting periods. We base our estimates and judgments on historical experience and on various other assumptions and information that we believe to be reasonable under the circumstances. Estimates and assumptions about future events and their effects cannot be perceived with certainty and, accordingly, these estimates may change as new events occur, as more experience is acquired, as additional information is obtained and as our operating environment changes.

Significant areas requiring management’s estimates and assumptions include estimates used in the determination of oil and natural gas proved reserve quantities.  Oil and natural gas proved reserve quantities which form the basis for the calculation of amortization of oil and natural gas properties and for asset impairment tests. Management emphasizes that reserve estimates are inherently imprecise and that estimates of more recent reserve discoveries are more imprecise than those for properties with long production histories. Actual results may differ from the estimates and assumptions used in the preparation of our financial statements.

Revenue Recognition

We recognize revenue when persuasive evidence of an arrangement exists, services have been rendered, the sales price is fixed or determinable, and collectability is reasonably assured. We follow the “sales method” of accounting for oil and natural gas revenue, so we recognize revenue on all natural gas or crude oil sold to purchasers, regardless of whether the sales are proportionate to our ownership in the property. Actual sales of gas are based on sales, net of the associated volume charges for processing fees and for costs associated with delivery, transportation, marketing, and royalties in accordance with industry standards. Operating costs and taxes are recognized in the same period in which revenue is earned.

For the year ended December 31, 2010, oil production was sold to one independent purchaser.

Direct operating expenses

Direct operating expenses are recognized when incurred and consist of operating expenses directly related to revenue producing activities of the Properties.  Direct operating expenses consist of all costs relating to production activities, and do not include accretion of an asset retirement obligation, and depreciation, depletion and amortization.  Direct operating expenses include hurricane repair and work over expenses, as discussed below.

Note 3: Contingencies and commitments

Legal

We are subject to legal proceedings, claims and liabilities which arise in the ordinary course of business. We accrue for losses associated with legal claims when such losses are probable and can be reasonably estimated. These accruals are adjusted as additional information becomes available or circumstances change. Legal fees are charged to expense as they are incurred.

Environmental

We accrue for losses associated with environmental remediation obligations when such losses are probable and can be reasonably estimated. These accruals are adjusted as additional information becomes available or circumstances change. Costs of future expenditures for environmental remediation obligations are not discounted to their present value. Recoveries of environmental remediation costs from other parties are recorded at their undiscounted value as assets when their receipt is deemed probable.

Note 4: Excluded Costs

During the periods presented, the Properties were not accounted for or operated as a stand-alone entity and separate financial statements of the Properties were not prepared. The Seller did not allocate indirect general and administrative expenses, interest, income taxes, and other indirect expenses to the Properties and thus such costs have been excluded from the accompanying statements. In addition, any allocation of such indirect expenses may not be indicative of costs which would have been incurred by the Properties on a stand-alone basis.

Also, depreciation, depletion, and amortization have been excluded from the accompanying statements of revenues and direct operating expenses as such amounts would not be indicative of the depletion calculated on the Properties on a stand-alone basis.

Note 5: Supplemental Oil and Gas Reserve Information (Unaudited)

Company Reserve Estimates.

Our proved reserve information as of December 31, 2010 was estimated by Nova Resource, Inc. (“Nova”), independent petroleum engineers.  In accordance with SEC guidelines, Nova’s estimates of future net revenues from our properties, and the PV-10 and standardized measure thereof, were determined to be economically producible under existing economic conditions, which requires the use of the 12-month average price for each product, calculated as the unweighted arithmetic average of the first-day-of-the-month price for the period January 1, 2010 through December 31, 2010, except where such guidelines permit alternate treatment, including the use of fixed and determinable contractual price escalations.

The technical person at Nova is responsible for preparing the reserves estimates presented herein and meets the requirements regarding qualifications, independence, objectivity, and confidentiality set forth in the Standards Pertaining to the Estimating and Auditing of Oil and Gas Reserves Information promulgated by the Society of Petroleum Engineers. Michael Carey, our officer and director, acted as the liaison with the technical person at Nova.

Reserve Technologies. Proved oil and gas reserves are those quantities of oil and gas, which, by analysis of geoscience and engineering data, can be estimated with reasonable certainty to be economically producible from a given date forward, from known reservoirs, and under existing economic conditions, operating methods, and government regulations, prior to the time at which contracts providing the right to operate expire, unless evidence indicates that renewal is reasonably certain, regardless of whether deterministic or probabilistic methods are used for the estimation. The project to extract the hydrocarbons must have commenced or the operator must be reasonably certain that it will commence the project within a reasonable time.  If deterministic methods are used, reasonable certainty means a high degree of confidence that the quantities will be recovered.  If probabilistic methods are used, there should be at least a 90% probability that the quantities actually recovered will equal or exceed the estimate.  To achieve reasonable certainty, Nova employed technologies that have been demonstrated to yield results with consistency and repeatability. The technologies and economic data used in the estimation of our proved reserves include, but are not limited to, well logs, geologic maps and available down well and production data, seismic data, well test data.

Oil and Gas Reserve Information. The following reserve quantities and future net cash flow information for our proved reserves located in the State of Texas in the United States have been estimated as of December 31, 2010.  The determination of oil and gas reserves is based on estimates, which are highly complex and interpretive. The estimates are subject to continuing change as additional information becomes available.

Reserve Category	Oil (BBLS)	Present Worth at 10%
Proved
Developed:
United States - Texas	6,822	$190,797
Undeveloped:
United States - Texas	5,418	$48,267
Total Proved	12,240	$239,064

Reserved Quantity	Oil (BBLS)
Balance, December 31, 2009	14,209
Production	(1,969)
Balance, December 31, 2010	12,240

The standardized measure of discounted future net cash flows is provided using the 12-month unweighted arithmetic average and were held constant throughout the life of the properties. The oil price used as of December 31, 2010 was $79 per bbl of oil. Future production costs are based on year-end costs and include severance and ad valorem taxes. Each property that is leased by us is also charged with field-level overhead in the reserve calculation. The present value of future cash inflows is based on a 10% discount rate.

Standardized Measure of Future Net Cash Flows:

December 31, 2010
Future cash flows	$694,290
Future production and development costs	(270,774)
Future income taxes	-
Future net cash flows before discount	423,516
10% discount to present value	(184,452)
Standardized measure of discounted future net cash flows	$239,064

Changes in the Standard Measure of Discounted Cash Flows:

December 31, 2010
Standardized measure of discounted future net cash flows at December 31, 2009	343,236
Purchases of reserves in place	-
Extension and discoveries, net of future production and development costs	-
Sales of oil and gas produced, net of production costs	(104,172)
Net change in income taxes	-
Standardized measure of discounted future net cash flows at December 31, 2010	$239,064

The information required by Items 1204 to 1208 of Regulation S-K are provided as follows:

Production

During the period from January 1, 2010 through December 31, 2010, we produced approximately 1,969 barrels on a net basis. Based on the net production for the period from January 1, 2010 through December 31, 2010, our average sales price per barrel was $82.33 on a net basis and the average production cost per barrel was $49.95 on a net basis.

Gross and Net Productive Wells:

	August 10, 2010 (Inception) through December 31, 2010
	Oil		Gas
	Gross	Net	Gross	Net
United States -
Texas	3	2.25	-	-
	3	2.25	-	-

Gross and Net Developed Acreage:

	August 10, 2010 (Inception) through December 31, 2010
	Oil		Gas
	Gross	Net	Gross	Net
United States -
Texas	110	83	-	-
	110	83	-	-

Gross and Net Undeveloped Acreage:

	August 10, 2010 (Inception) through December 31, 2010
	Oil		Gas
	Gross	Net	Gross	Net
United States -
Texas	453	91	-	-
	453	91	-	-

(b) Pro forma financial information.

On November 4, 2011, the Registrant acquired a 75% working interest in the Lozano Lease for $160,000 pursuant to the Purchase Agreement.  As a result of the Purchase Agreement, the Registrant has a 100% working interest in the Lozano Lease.  Accordingly, the acquisition of the Lozano Lease is being accounted for under the full cost method of accounting for the purposes of this Current Report on Form 8-K.  The unaudited pro forma information is presented below for illustration purposes only.

The unaudited pro forma consolidated balance sheet as of September 30, 2011 gives pro forma effect to the above transaction as if it happened on the balance sheet date. The unaudited pro forma consolidated statements of operations for the fiscal year ended December 31, 2010 and for the nine months ended September 30, 2011 giving pro forma effect to the above transaction as if it occurred on the first day of each period presented.

The unaudited pro forma balance sheet and statements of operations should be read in conjunction with the historical financial statements of the Registrant as filed with the Securities and Exchange Commission.  These pro forma condensed combined financial statements may not be indicative of what would have occurred if the acquisition had actually occurred on the indicated dates and they should not be relied upon as an indication of future results of operations.

UNITED STATES PETROLEUM CORP.
PRO FORMA CONSOLIDATED BALANCE SHEETS
SEPTEMBER 30, 2011
(UNAUDITED)

	UAPC	PRO FORMA ADJUSTMENTS	COMBINED PRO FORMA AMOUNTS
ASSETS

CURRENT ASSET
Cash	$121,967	$(121,967)	$-
Accounts receivable	29,970	-	29,970
Other receivable	59,688	-	59,688
Total current assets	211,625	(121,967)	$89,658

OIL and GAS PROPERTIES (full cost method)
Evaluated, net of accumulated depletion of $8,112
as of September 30, 2011	75,651	160,000	235,651
Unevaluated	295,418	-	295,418

TOTAL ASSETS	$582,694	$38,033	$620,727

LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES
Accounts payable and accrued liabilities	168,586	38,033	206,619
Related party payable	25,000	-	25,000
Accrued interest	97,132	-	97,132
Revenue Payable	48,020	-	48,020
Note payable - related party	-	-	-
Note payable	-	-	-
Total current liabilities	338,738	38,033	376,771

Convertible note payable, net of discount	542,895	-	542,895
Embedded derivative liability	1,318,777	-	1,318,777
Asset retirement obligation	16,228	-	16,228
TOTAL LIABILITIES	2,216,638	38,033	2,254,671

STOCKHOLDERS' DEFICIT
Common stock, $0.001 par value, 100,000,000 shares authorized,
47,250,000 shares issued and 43,950,000 shares outstanding	43,950	-	43,950
Additional paid-in capital	66,799	-	66,799
Deficit accumulated during exploration stage	(1,744,693)	-	(1,744,693)
Total stockholders' deficit	(1,633,944)	-	(1,633,944)

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)	$582,694	$38,033	$620,727

UNITED STATES PETROLEUM CORP.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE NINE MONTH PERIOD ENDED SEPTEMBER 30, 2011
(UNAUDITED)

	FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2011	PRO FORMA ADJUSTMENTS	COMBINED PRO FORMA AMOUNTS

REVENUE
Oil sales	$71,574	$80,819	$152,393
Gas sales	618	-	618
Administrative Income	71,977	-	71,977
TOTAL REVENUE	$144,169	$80,819	$224,988

OPERATING EXPENSES
Lease operating expenses	41,310	33,356	74,894
Accretion expense	763	-	763
Depletion expense	5,677	-	5,677
General and administrative	713,403	-	713,403
TOTAL OPERATING EXPENSES	761,153	33,356	794,737

NET LOSS BEFORE OTHER EXPENSE	(616,984)	47,463	(569,749)

OTHER INCOME (EXPENSE)
Interest Expense	(161,484)	-	(161,484)
Loss on embedded derivative	(870,575)	-	(870,575)
Total other expense	(1,032,059)	-	(1,032,059)

NET INCOME (LOSS)	$(1,649,043)	$47,463	$(1,601,808)

INCOME (LOSS) PER SHARE - BASIC	(0.04)	-	(0.04)

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING - BASIC	43,950,000	-	43,950,000

The accompanying notes are an integral part of these financial statements.

UNITED STATES PETROLEUM CORP.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2010

	AUGUST 10, 2010 (INCEPTION) THROUGH DECEMBER 31, 2010	PRO FORMA ADJUSTMENTS	COMBINED PRO FORMA AMOUNTS

REVENUE
Oil sales	$10,213	$57,753	$67,966
TOTAL REVENUE	10,213	$57,753	$67,966

OPERATING EXPENSES
Lease operating expenses	4,020	26,403	30,423
Depletion and accretion expense	4,117	-	4,117
General and administrative	87,931	-	87,931
TOTAL OPERATING EXPENSES	96,068	26,403	122,471

NET LOSS BEFORE OTHER EXPENSE	(85,855)	31,350	(54,505)

OTHER INCOME (EXPENSE)
Interest Expense	(9,795)	-	(9,795)
Total other expense	(9,795)	-	(9,795)

NET INCOME (LOSS)	$(95,650)	$31,350	$(64,300)

INCOME (LOSS) PER SHARE - BASIC	(0.00)	-	(0.00)

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING - BASIC	43,950,000	-	43,950,000

The accompanying notes are an integral part of these financial statements.

UNITED AMERICAN PETROLEUM CORP.
NOTES TO UNAUDITED PRO FORMA
FINANCIAL STATEMENTS

1.	Description of the Transaction and Basis of Presentation.

On November 4, 2011, United American Petroleum Corp. (“United,” the “Company,” “we” “us” or “our”) entered into and closed an Agreement with Alamo Energy Corp., a Nevada corporation (“Alamo”) pursuant to which United acquired a 75% working interest in the Lozano oil and gas lease totaling approximately 110 gross acres located in Frio County, Texas and all wellbores (“Wells”) and personal property related thereto for the total purchase price of $160,000. The Purchase Agreement also provides that Alamo shall retain all sales proceeds attributable to the sales of oil and gas produced from the Wells prior to October 1, 2011, and United shall have the right to all sales of oil and gas produced from the Wells after October 1, 2011.

The following consolidated unaudited pro forma combined balance sheet presents our historical financial position combined with the Working Interest Acquisition as if the acquisition had occurred on December 31, 2010 and includes adjustments which give effect to events that are directly attributable to the acquisition of the Lozano working interest.  The unaudited pro forma condensed combined statements of operations for the year ended December 31, 2010 and the nine month period ended September 30, 2011 gives pro forma effect to the Working Interest Acquisition as if they were completed on August 10, 2010 (Inception) for the period ended December 31, 2010 and December 31, 2010 for the period ended September 30, 2011.

These pro forma condensed combined financial statements may not be indicative of what would have occurred if the acquisition had actually occurred on the indicated dates and they should not be relied upon as an indication of future results of operations.  The pro forma combined balance sheet should be read in conjunction with the:

•	Separate historical audited financial statements of United American Petroleum, Inc. included in our Annual Report on Form 10-K for the year ended December 31, 2010;
•	Separate historical unaudited financial statements of United American Petroleum, Inc. included in our Form 10-Q for the period ended September 30, 2011;
•
Separate historical audited statement of revenue and direct operating expenses for the year ended December 31, 2010, and notes to the historical summaries of revenue and direct operating expenses included in the Company’s Current Report on Form 8-K/A;

•
Separate historical unaudited statement of revenue and direct operating expenses for the period ended September 30, 2011, and notes to the historical summaries of revenue and direct operating expenses included in the Company’s Current Report on Form 8-K/A.

2.	Pro Forma Adjustments

Adjustments included in the column under the heading “Pro Forma Adjustments” reflects the Working Interest Acquisition as if it occurred on December 31, 2010 for the September 30, 2011 unaudited pro forma balance sheet and statement of operation.  “Pro Forma Adjustments” for the unaudited pro forma statement of operation for the year ended December 31, 2010 reflects the Working Interest Acquisition as if it occurred on August 10, 2010 (Inception of United).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

United American Petroleum Corp.

Date: January 17, 2012	By:	/s/ Michael Carey
Michael Carey Chief Executive Officer